SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS Alternative Asset Allocation Plus VIP

Effective May 1, 2012, the above-listed fund will change its name as follows:

Current Name	New Name, Effective May 1, 2012

DWS Alternative Asset Allocation Plus VIP	DWS Alternative Asset Allocation VIP

Please Retain This Supplement for Future Reference

September 14, 2011